Star Equity Holdings

Common Stock: Nasdaq: STRR

Series A 10% Preferred Stock: Nasdaq: STRRP

A Diversified Holding Company

Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases

Q4 2025 Earnings Call

March 18, 2025





www.starequity.com

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe," and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) changes in the cost and availability of commodities, materials, and equipment, (3) risks related to providing uninterrupted service to clients, (4) the ability of clients to terminate their relationship with the Company at any time, (5) risks associated with real estate ownership, (6) the Company's ability to successfully achieve its strategic initiatives, (7) risks related to fluctuations in the Company's operating results from quarter to quarter, (8) risks related to potential acquisitions or dispositions of businesses by the Company, (9) our profitability and growth being tied to the success of our operating businesses, (10) risks associated with our financial investments in other businesses, (11) our ability to improve existing products and services and develop, introduce, and market new products and services successfully, (12) the loss of or material reduction in our business with any of the Company's largest customers, (13) competition in the Company's markets, (14) risks related to potential decreases in demand for products, (15) our ability to maintain costs at an acceptable level, (16) the negative cash flows and operating losses that may recur in the future, (17) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (18) risks relating to how future credit facilities may affect or restrict our operating flexibility, (19) our ability to generate or borrow sufficient cash to make payments on our indebtedness, (20) risks related to indebtedness, (21) risks associated with the Company's investment strategy, (22) the Company's dependence on key management personnel, (23) the Company's ability to attract and retain highly skilled professionals, management, and advisors, (24) the Company's ability to collect accounts receivable, (25) the Company's exposure to legal proceedings, investigations and disputes, and limits on related insurance coverage, (26) the Company's ability to utilize net operating loss carryforwards, (27) the potential for goodwill impairment, (28) volatility of the Company's stock price, (29) risks related to our historically low trading volume, (30) risks related to securities or industry analysts, (31) the Company's ability to declare dividends, (32) risks associated with failure to pay dividends on our Series A Preferred Stock, (33) our history of annual net losses, (34) risks related to our international operations, (35) risks related to compliance with federal and state laws, regulations, and other rules, (36) our exposure to employment-related claims, legal liability, and costs from clients, employees, and regulatory authorities, (37) risks related to the imposition of licensing or tax requirements or new regulations, (38) the effect of Anti-takeover provisions in our organizational documents, (39) the effect of the protective amendment contained in our Restated Certificate of Incorporation, (40) the impact of our stockholder rights plan, or "poison pill," on stockholder decision making, (41) risks related to our scaled disclosure requirements as a smaller reporting company, (42) risks related to evolving ESG and DEI rules and regulations, (43) the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (44) the adverse impacts of cybersecurity threats and attacks, and (45) risks related to the use of new and evolving technologies, and (46) those risks set forth in "Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2025." The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this press release. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations.

This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Star Equity Holdings

2

Q4 2025: Consolidated Financial Results

US$ In Millions, except EPS	'+ / - (1)		Q4 2025	Q4 2024
Revenue	+	69%	$56.8	$33.6
Gross Profit	+	38%	$24.2	$17.6
Adjusted SG&A(2) (3)	+	37%	$22.9	$16.7
Adjusted EBITDA(4)	+	156%	$2.2	$0.9
Net Income (Loss) attributable to common shareholders	-	(307)%	$(2.4)	$(0.6)
Adjusted Net Income (Loss) attributable to common shareholders	-	(415)%	$(0.3)	$0.1
Diluted EPS attributable to common shareholders	-	(235)%	$(0.67)	$(0.20)
Adjusted Diluted EPS attributable to common shareholders(4)	-	(350)%	$(0.10)	$0.04

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

(2) Excludes stock compensation expense of $0.5 million and $0.2 million for the three months ended December 31, 2025 and 2024, respectively.

(3) For the three months ended December 31, 2025 and 2024, SG&A excludes non-recurring expenses of $0.6 million and $0.4 million, respectively.

(4) Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the Appendix of this presentation for a reconciliation of these non-GAAP measures.

Star Equity Holdings

3

2025 FY: Consolidated Financial Results

US$ In Millions, except EPS	'+ / - (1)		2025 FY (2)	2024 FY
Revenue	+	23%	$172.2	$140.1
Gross Profit	+	14%	$79.9	$70.2
Adjusted SG&A(3)(4)	+	11%	$77.0	$69.2
Adjusted EBITDA(5)	+	364%	$4.2	$0.9
Proforma Adjusted EBITDA (5)(6)	+	186%	$12.6	$4.4
Net Income (Loss) attributable to common shareholders	-	(40)%	$(6.7)	$(4.8)
Adjusted Net Income (Loss) attributable to common shareholders (5)	+	56%	$(0.6)	$(1.5)
Pro Forma Adjusted Net Income (Loss) attributable to common shareholders (5)(6)	+	270%	$5.0	$(2.9)
Diluted EPS attributable to common shareholders	-	(31)%	$(2.08)	$(1.59)
Adjusted Diluted EPS attributable to common shareholders (5)	+	59%	$(0.20)	$(0.49)
Pro Forma Adjusted Diluted EPS attributable to common shareholders (5)(6)	+	273%	$1.35	$(0.78)

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

(2) Consolidated financials represent Q4 YTD 2025 Hudson Talent Solutions financials + Star Operating Companies financials for August 22, 2025, to December 31, 2025.

(3) For the twelve months ended December 31, 2025 and 2024, excludes stock compensation expense of $1.5 million and $1.3 million, respectively.

(4) For the twelve months ended December 31, 2025 and 2024, SG&A excludes non-recurring expenses of $3.9 million and $2.1 million, respectively.

(5) Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted EPS are non-GAAP financial measures. Please reference the slides in the Appendix of this presentation for a reconciliation of these non-GAAP measures.

(6) Pro Forma financials for Jan 1, 2025, to December 31, 2025 compared to Pro Forma financials for Jan 1, 2024 to December 31, 2024.

Star Equity Holdings

4

2025 Cash Flow Summary

US$ In Millions	Q4 2025	Q4 2024	FY 2025	FY 2024
Net income (loss)	**$ (1.7)**	**$ (0.6)**	**$ (5.9)**	**$ (4.8)**
Total Depreciation and amortization	0.9	0.3	2.1	1.4
Provision for expected credit losses	0.0	0.0	0.1	0.0
Provision for (benefits from) deferred income taxes	1.5	0.7	0.9	0.5
Stock-based compensation	0.5	0.2	1.5	1.3
Non-cash interest income	(0.2)	-	(0.3)	-
Unrealized loss on equity securities and lumber derivatives	0.1	-	0.2	-
Gross profit from sale of lost-in-hole equipment	(0.3)	-	(0.4)	-
Decrease (increase) in working capital	(4.7)	1.3	(5.4)	(1.2)
Net cash provided by (used in) operations	**(3.9)**	**2.0**	**(7.3)**	**(2.8)**
Capital expenditures	(1.0)	0.0	(1.7)	(0.0)
Cash acquired in connection with the acquisition of Star OpCo's	-	-	7.0	-
Other cash flows from investing activities	(0.6)	-	(0.7)	1.1
Net cash provided by (used in) investing activities	**(1.7)**	**0.0**	**4.6**	**1.1**
Proceeds from borrowings	9.1	-	12.8	-
Repayment of debt	(7.5)	-	(10.9)	-
Purchase of treasury stock	(0.1)	-	(2.6)	(2.8)
Other cash flows from financing activities	(0.8)	(0.1)	(1.2)	(0.3)
Net cash provided by (used in) investing activities	**0.7**	**(0.1)**	**(2.0)**	**(3.1)**
Effect of exchange rates on cash	(0.3)	(0.7)	0.4	(0.7)
Change in cash, cash equivalents, and restricted cash	**$ (5.1)**	**$ 1.2**	**$ (4.3)**	**$ (5.5)**

Star Equity Holdings

5

Balance Sheet: Selected Items

US$ In Millions	12/31/2025	12/31/2024
Selected Assets		
Cash	$10.3	$17.0
Restricted Cash	$3.1	$0.7
Accounts Receivable	$35.2	$20.1
Stockholders' Equity		
Stockholders' Equity	$65.7	$40.4
Working Capital		
Current Assets	$62.5	$40.1
Current Assets ex-cash	$52.2	$23.1
Current Liabilities	$29.8	$11.2
Working Capital	$32.7	$28.9
Working Capital ex-cash	$22.4	$11.9

Star Equity Holdings

6

Business Divisions

Current businesses: opportunities, financial highlights, and future goals



Building Solutions Division

(slides 8–9)



Business Services Division

(slides 10–12)



Energy Services Division

(slide 13)

Star Equity Holdings

7

Q4 2025: Building Solutions Financial Results

KBS Builders Inc. | EdgeBuilder, Inc. Wall panels for the pro builder. | Glenbrook Building Supply, Inc. | Timber Technologies

US$ In Millions	'+ / - [(1)]		Q4 2025	Q4 2024 [(2)]
Revenue	+	*5.1%*	$18.0	$17.1
Gross Profit	+	*1.5%*	$4.6	$4.5
Adjusted EBITDA[(3)]	-	*(16.8)%*	$1.9	$2.3

(1) + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

(2) Building Solutions Q4 2024 financials from Star Operating Companies, Inc. Q4 2024 earnings.

(3) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings

8

Building Solutions: Backlog

Improvement Expected in 2026

KBS Builders Inc. | EdgeBuilder, Inc. Wall panels for the pro builder. | Glenbrook Building Supply, Inc. Serving pro contractors since 1968. | Timber Technologies

Historical Backlog					
(USD in thousands)	**Q4 2024**	**Q1 2025**	**Q2 2025**	**Q3 2025**	**Q4 2025**
Beginning Backlog [1]	$ 19,567	$ 17,190	$ 27,913	$ 25,739	$ 20,032
(+) New Orders	$ 14,718	$ 22,841	$ 18,223	$ 15,680	$ 7,541
(-) Recognized Revenue	$ 17,095	$ 12,118	$ 20,398	$ 21,387	$ 17,975
Ending Backlog	$ 17,190	$ 27,913	$ 25,739	$ 20,032	$ 9,598
LTM Book to Bill Ratio		1.23	1.19	1.01	0.89

[1] *Backlog defined as future revenue under contract.*

Star Equity Holdings
9

Q4 2025: Business Services Financial Results

HUDSON TALENT SOLUTIONS

US$ In Millions	'+ / - [1]		Q4 2025	Q4 2024
Revenue	+	*4.8%*	$35.2	$33.6
Gross Profit	+	*2.9%*	$18.1	$17.6
Adjusted EBITDA[2]	-	*(41.1)%*	$0.9	$1.5

[1] + / - indicates whether the caption was higher (+) or lower (-) than the comparison period.

[2] Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings
10

Q4 2025: Business Services Operating Dashboard

HUDSON TALENT SOLUTIONS

TTM New Business = $75.0M
$13.7M in New Logo and $61.3M in renewals and expansions from our legacy clients over the past four quarters

TTM Gross Profit = $71.8M
Relatively stable (slight increase) over the past four quarters

TTM Adjusted EBITDA Margin
decreased versus Q3 2025 but remains above Q3 FY24


New Business ($M)(1)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$3.5M
$22.4M
$13.4M
$11.6M
$27.6M
FY24 Q4
FY25 Q1
FY25 Q2
FY25 Q3
FY25 Q4
New Logo
Renewals & Extensions


TTM Gross Profit and Adj. EBITDA Margin (2)
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
TTM Gross Profit Margin
TTM Adj. EBITDA Margin(3)

[1] *New business represents estimated Gross Profit based on total contract value.*

[2] *Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.*

[3] *Adj. EBITDA margin is expressed as a percentage of Gross Profit.*

Star Equity Holdings
11

Q4 2025: Business Services Regional Split

HUDSON TALENT SOLUTIONS

Revenue


EMEA
15%
Americas
21%
APAC
64%

Gross Profit


EMEA
16%
Americas
39%
APAC
45%

Star Equity Holdings
12

Q4 2025: Energy Services Financial Results

ALLIANCE DRILLING TOOLS

US$ In Millions	Q4 2025 [(1)]
Revenue	$3.6
Gross Profit	$1.6
Adjusted EBITDA[(2)]	$0.9

[(1)] Alliance Drilling Tools was acquired by Star Operating Companies, Inc. in Q1 2025, so comparable period financials for Q4 2024 are not available.

[(2)] Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure.

Star Equity Holdings

13

Appendix

Star Equity Holdings

14

Reconciliation of Non-GAAP Financials

Reconciliation of Hudson Talent Solutions ("HTS") Adjusted EBITDA Margin

In 000s	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
HTS Gross Profit	$ 24,199	$ 22,164	$ 21,764	$22,583	$ 19,370	$ 16,550	$ 16,330	$ 17,615	$ 18,603	$ 17,604	$ 16,398	$ 18,635	$ 18,630	$ 18,110
HTS Net Income (Loss)	955	62	354	578	533	733	(2,898)	(441)	(846)	(585)	(1,756)	(688)	316	(1,678)
Provision for income taxes	340	674	(139)	857	430	(778)	(88)	253	298	837	32	345	3	1,548
Interest income, net	(23)	(55)	(64)	(130)	(90)	(88)	(93)	(94)	(93)	(80)	(71)	(54)	128	104
Depreciation and amortization	356	361	348	354	374	391	397	287	358	319	283	245	350	156
Non-operating expense (income)	(16)	(82)	(133)	50	404	(1,134)	39	95	184	(297)	71	186	207	329
Stock-based compensation expense	545	532	473	383	131	482	378	187	481	234	386	243	227	215
Non-recurring severance and professional fees	235	326	196	445	109	461	723	458	457	433	387	1,039	460	215
Compensation expense related to acquisitions	620	620	113	112	113	-	-	-	-	-	-	-	-	-
Less: Corporate	956	745	1,140	997	837	730	1,007	910	864	648	894	882	-	-
HTS Adjusted EBITDA	$ 3,968	$ 3,183	$ 2,288	$ 3,646	$ 2,841	$ 797	$ (535)	$ 1,655	$ 1,703	$ 1,509	$ 226	$ 2,198	$ 1,691	$ 889
TTM HTS Gross Profit					$ 85,881	$ 80,267	$ 74,833	$ 69,865	$ 69,098	$ 70,152	$ 70,220	$ 71,240	$ 71,267	$ 71,773
TTM HTS Adjusted EBITDA					$ 11,958	$ 9,572	$ 6,749	$ 4,758	$ 3,620	$ 4,332	$ 5,093	$ 5,636	$ 5,624	$ 5,004
TTM HTS Adjusted EBITDA Margin					13.92%	11.93%	9.02%	6.81%	5.24%	6.18%	7.25%	7.91%	7.89%	6.98%

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings

Reconciliation of Non-GAAP Financial Measures Q4 2025 and 2024

Q4 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total [(3)]
Revenue	$ 18.0	$ 35.2	$ 3.6	$ 0.2	$ (0.2)	$ 56.8
Gross profit	$ 4.6	$ 18.1	$ 1.6	$ 0.1	$ (0.2)	$ 24.2
Net loss attributable to common shareholders	$ 1.5	$ (1.7)	$ 0.4	$ 0.1	$ (2.8)	$ (2.4)
Dividends on Series A perpetual preferred stock	—	—	—	—	0.7	0.7
Net loss	1.5	(1.7)	0.4	0.1	(2.1)	(1.7)
Provision for income taxes	—	1.5	—	—	(0.1)	1.4
Interest income, net	0.2	0.1	0.1	(0.2)	(0.2)	(0.1)
Depreciation and amortization	0.3	0.2	0.4	0.1	—	0.9
EBITDA (loss) [(2)]	1.9	0.1	0.9	—	(2.4)	0.6
Non-operating expense (income), including corporate administration charges	(0.1)	0.3	—	—	(0.1)	0.1
Stock-based compensation expense	—	0.2	—	—	0.3	0.5
Interest Income	—	—	—	0.3	—	0.3
Non-recurring items	—	0.2	—	0.1	0.3	0.7
Adjusted EBITDA (loss) [(2)]	$ 1.9	$ 0.9	$ 0.9	$ 0.4	$ (1.9)	$ 2.2

Q4 2024	Americas	Asia Pacific	EMEA	Hudson RPO	Corporate	Total [(3)]
Revenue	$ 7.4	$ 20.0	$ 6.3	$ 33.6	$ —	$ 33.6
Gross profit [(1)]	$ 6.4	$ 7.4	$ 3.8	$ 17.6	$ —	$ 17.6
Net loss						$ (0.6)
Provision for income taxes						$ 0.8
Interest income, net						$ (0.1)
Depreciation and amortization						$ 0.3
EBITDA (loss) [(2)]	$ 0.5	$ 0.5	$ (0.2)	$ 0.8	$ (0.3)	$ 0.5
Non-operating expense (income), including corporate administration charges	(0.1)	0.1	0.1	0.1	(0.4)	(0.3)
Stock-based compensation expense	0.1	0.1	—	0.2	0.1	0.2
Non-recurring items	—	0.2	0.2	0.4	—	0.4
Adjusted EBITDA (loss) [(2)]	$ 0.4	$ 0.9	$ 0.2	$ 1.5	$ (0.6)	$ 0.9

Q4 2024 [(5)]	Building Solutions
Net income (loss)	$ 1.1
Depreciation and amortization	1.0
Interest (income) expense	0.2
Income tax expense	—
EBITDA [(2)]	2.3
Unrealized (gain) loss on lumber derivatives	—
Stock-based compensation	—
Loss (Gain) on sale of assets	—
Write off of lease liabilities	—
Financing costs	—
Adjusted EBITDA [(2)]	$ 2.3

[(1)] Represents Revenue less direct contracting costs and reimbursed expenses.

[(2)] EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.

[(3)] Amounts may not sum due to rounding.

[(4)] Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

[(5)] Building Solutions Q4 2024 financials from Star Operating Companies, Inc. Q4 2024 earnings.

Star Equity Holdings

16

Reconciliation of Non-GAAP Financial Measures FY 2025 and 2024

FY 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total [3]
Revenue	$ 27.6	$ 139.7	$ 4.9	$ 0.2	$ (0.2)	$ 172.2
Gross profit	$ 6.3	$ 71.8	$ 1.9	$ 0.1	$ (0.2)	$ 79.9
Net loss attributable to common shareholders	1.9	(2.2)	0.4	0.2	(6.9)	$ (6.7)
Dividends on Series A perpetual preferred stock	—	—	—	—	0.7	$ 0.7
Net loss	1.9	(2.2)	0.4	0.2	(6.1)	$ (5.9)
Provision for income taxes	—	2.0	—	—	0.1	$ 2.1
Interest income, net	0.2	0.5	0.1	(0.3)	(0.8)	$ (0.3)
Depreciation and amortization	0.4	1.0	0.6	0.1	—	$ 2.1
EBITDA (loss) [2]	$ 2.4	$ 1.4	$ 1.0	$ —	$ (6.9)	$ (2.0)
Non-operating expense (income), including corporate administration charges	(0.1)	1.6	—	—	(1.2)	$ 0.3
Stock-based compensation expense	—	0.9	—	—	0.6	$ 1.5
Interest Income	—	—	—	0.4	—	$ 0.4
Non-recurring items	0.1	1.2	—	0.1	2.5	$ 4.0
Adjusted EBITDA (loss) [2]	$ 2.5	$ 5.0	$ 1.0	$ 0.5	$ (4.9)	$ 4.2

FY 2024	Americas	Asia Pacific	EMEA	Hudson RPO	Corporate	Total [3]
Revenue	$ 27.9	$ 86.7	$ 25.5	$ 140.1	$ —	$ 140.1
Gross profit [1]	$ 25.1	$ 29.4	$ 15.6	$ 70.2	$ —	$ 70.2
Net loss						$ (4.8)
Provision for income taxes						1.3
Interest income, net						(0.4)
Depreciation and amortization						1.4
EBITDA (loss) [2]	$ 0.3	$ 0.5	$ 0.3	$ 1.1	$ (3.6)	$ (2.5)
Non-operating expense (income), including corporate administration charges	0.2	0.7	0.3	1.2	(1.2)	—
Stock-based compensation expense	0.2	0.4	0.2	0.8	0.5	1.3
Non-recurring items	0.1	0.8	0.3	1.2	0.9	2.1
Adjusted EBITDA (loss) [2]	$ 0.9	$ 2.4	$ 1.0	$ 4.3	$ (3.4)	$ 0.9

(1) Represents Revenue less direct contracting costs and reimbursed expenses.
(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.
(3) Amounts may not sum due to rounding.

Star Equity Holdings
17

Reconciliation of Non-GAAP Financial Measures Q4 and FY 2025 and 2024

	Adjusted Net Loss [1] Three Months Ended December 31, 2025	Per Diluted Share [1] Three Months Ended December 31, 2025	Adjusted Net Income [1] Three Months Ended December 31, 2024	Per Diluted Share [1] Three Months Ended December 31, 2024
Net loss	$ (1.7)	$ (0.48)	$ (0.6)	$ (0.20)
Dividends on Series A perpetual preferred stock	(0.7)	(0.19)	—	—
Net loss attributable to common shareholders	(2.4)	(0.67)	(0.6)	(0.20)
Intangible amortization from acquisitions	0.2	0.05	0.3	0.09
Deferred tax on subsidiary write-downs	1.1	0.31	—	—
Non-recurring items (after tax)	0.7	0.21	0.4	0.15
Adjusted net income (loss) attributable to common shareholders [2]	$ (0.3)	$ (0.10)	$ 0.1	$ 0.04

	Adjusted Net Loss [1] Year Ended December 31, 2025	Per Diluted Share [1] Year Ended December 31, 2025	Adjusted Net Loss [1] Year Ended December 31, 2024	Per Diluted Share [1] Year Ended December 31, 2024
Net loss	$ (5.9)	$ (1.85)	$ (4.8)	$ (1.59)
Dividends on Series A perpetual preferred stock	(0.8)	(0.23)	—	—
Net loss attributable to common shareholders	(6.7)	(2.08)	(4.8)	(1.59)
Intangible amortization from acquisitions	0.9	0.28	1.1	0.38
Deferred tax on subsidiary write-downs	1.1	0.35	—	—
Non-recurring items (after tax)	4.0	1.25	2.2	0.73
Adjusted net income (loss) attributable to common shareholders [2]	$ (0.6)	$ (0.20)	$ (1.5)	$ (0.49)

(1) Amounts may not sum due to rounding.
(2) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
18

Reconciliation of Pro Forma [(1)] Non-GAAP Financial Measures

FY 2025	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total [3]
Pro forma revenue, from external customers [1]	$ 71.9	$ 139.7	$ 13.2	$ 0.6	$ (0.6)	$ 224.7
Pro forma gross profit [1]	$ 18.0	$ 71.8	$ 5.5	$ 0.3	$ (0.6)	$ 95.0
Pro forma net loss attributable to common shareholders [1]	$ 3.5	$ (2.2)	$ 0.7	$ 5.1	$ (13.6)	$ (6.6)
Dividends on Series A perpetual preferred stock	—	—	—	—	2.5	2.5
Pro forma net loss	3.5	(2.2)	0.7	5.1	(11.1)	(4.1)
Provision for income taxes	—	2.0	—	—	(1.7)	0.3
Interest income, net	0.7	0.5	0.2	(0.7)	(0.8)	(0.1)
Depreciation and amortization	2.8	1.0	1.4	0.3	—	5.6
EBITDA (loss) [2]	7.0	1.4	2.3	4.7	(13.5)	1.8
Non-operating expense (income), including corporate administration charges	(0.1)	1.6	—	—	(1.2)	0.3
Stock-based compensation expense	—	0.9	—	—	0.8	1.7
Interest Income	—	—	—	1.2	—	1.2
Non-recurring items	0.2	1.2	0.6	1.2	4.3	7.6
Pro forma adjusted EBITDA (loss) [2]	$ 7.2	$ 5.0	$ 2.9	$ 7.1	$ (9.6)	$ 12.6

FY 2024	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total [3]
Pro forma revenue, from external customers [1]	$ 60.1	$ 140.1	$ 10.1	$ 0.7	$ (0.7)	$ 210.3
Pro forma gross profit [1]	$ 14.0	$ 70.2	$ 5.7	$ 0.5	$ (0.7)	$ 89.6
Pro forma net loss attributable to common shareholders [1]	$ 0.6	$ (2.0)	$ 1.4	$ (1.8)	$ (11.9)	$ (13.7)
Dividends on Series A perpetual preferred stock	—	—	—	—	2.0	2.0
Pro forma net loss	0.6	(2.0)	1.4	(1.8)	(9.8)	(11.7)
Provision for income taxes	—	1.2	—	—	0.3	1.6
Interest income, net	0.5	0.5	—	(0.7)	(1.3)	(1.0)
Depreciation and amortization	3.4	1.4	0.6	0.2	0.1	5.7
EBITDA (loss) [2]	4.5	1.1	2.0	(2.3)	(10.8)	(5.5)
Non-operating expense (income), including corporate administration charges	—	1.2	—	—	(1.2)	(0.1)
Stock-based compensation expense	—	0.8	—	—	0.7	1.5
Interest Income	—	—	—	1.3	—	1.3
Non-recurring items	0.7	1.2	0.1	2.9	2.2	7.1
Pro forma adjusted EBITDA (loss) [2]	$ 5.3	$ 4.3	$ 2.1	$ 1.8	$ (9.1)	$ 4.4

(1) Pro forma Building Solutions and Investments results for the full year of 2025 as opposed to August 22, 2025 through December 31, 2025. Pro forma Energy Services reflects results from Alliance Drilling Tools for the full year in 2025. Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025. Pro forma Building Solutions reflects results from Timber Technologies for the full year in 2024. Timber Technologies was acquired by Star Operating Companies on May 17, 2024.
(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.
(3) Amounts may not sum due to rounding.

	Adjusted Net Income [3] Year Ended December 31, 2025	Pro Forma Per Diluted Share [3] Year Ended December 31, 2025	Adjusted Net Loss [3] Year Ended December 31, 2024	Pro Forma Per Diluted Share [3] Year Ended December 31, 2024
Pro forma net loss [3]	$ (4.1)	$ (1.11)	$ (11.7)	$ (3.11)
Dividends on Series A perpetual preferred stock	(2.5)	(0.68)	(2.0)	(0.54)
Pro forma net loss attributable to common shareholders [3]	(6.6)	(1.79)	(13.7)	(3.66)
Intangible amortization from acquisitions	2.8	0.77	3.6	0.96
Deferred tax on subsidiary write-downs	1.1	0.30	—	—
Non-recurring items (after tax)	7.6	2.07	7.2	1.92
Adjusted net income (loss) attributable to common shareholders [3]	$ 5.0	$ 1.35	$ (2.9)	$ (0.78)

(4) Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
19



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